Exhibit (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James E. Ross, President and I, Gary L. French, Treasurer of the State Street Navigator Securities Lending Trust (the “Trust”), each certify that:

1.	This Form N-CSR filing for the Trust for the period ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:	/s/ James E. Ross
James E. Ross
President (Principal Executive Officer)

Date:	September 1, 2010

By:	/s/ Gary L. French
Gary L. French
Treasurer (Principal Financial Officer)

Date:	September 1, 2010